10f-3 securities





Credit Suisse Asset Management Income Fund




Portfolio
Credit Suisse Asset Management Income
Fund
Security
Post Holdings Inc
Date Purchased
7/25/2016
Price per Share
$100
Shares Purchased by the Portfolio
1500.00
Total Principal Purchased by the Portfolio
$1,500,000
% of Offering Purchased by the Portfolio
0.09%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
FBM Finance Inc
Date Purchased
8/2/2016
Price per Share
$100
Shares Purchased by the Portfolio
1500.00
Total Principal Purchased by the Portfolio
$1,500,000
% of Offering Purchased by the Portfolio
0.26%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
HCA Inc
Date Purchased
8/8/2016
Price per Share
$100
Shares Purchased by the Portfolio
1300.00
Total Principal Purchased by the Portfolio
$1,300,000
% of Offering Purchased by the Portfolio
0.11%
Broker
JPMorgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Hilton Domestic Operating Company Inc.
Date Purchased
8/8/2016
Price per Share
$100
Shares Purchased by the Portfolio
1000.00
Total Principal Purchased by the Portfolio
$1,000,000
% of Offering Purchased by the Portfolio
0.10%
Broker
Banc of America Securities LLC
Member
Co-Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
National CineMedia LLC
Date Purchased
8/16/2016
Price per Share
$100
Shares Purchased by the Portfolio
310.00
Total Principal Purchased by the Portfolio
$310,000
% of Offering Purchased by the Portfolio
0.12%
Broker
JPMorgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Antero Midstream Part/FI
Date Purchased
9/8/2016
Price per Share
$100
Shares Purchased by the Portfolio
1000.00
Total Principal Purchased by the Portfolio
$1,000,000
% of Offering Purchased by the Portfolio
0.15%
Broker
JPMorgan Chase Bank, N.A.
Member
Co-Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Camelot Finance SA
Date Purchased
9/15/2016
Price per Share
$100
Shares Purchased by the Portfolio
625.00
Total Principal Purchased by the Portfolio
$625,000
% of Offering Purchased by the Portfolio
0.13%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Ziggo Secured Finance BV
Date Purchased
9/16/2016
Price per Share
$100
Shares Purchased by the Portfolio
850.00
Total Principal Purchased by the Portfolio
$850,000
% of Offering Purchased by the Portfolio
0.04%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
QCP SNF West/Central/East/AL REIT LLC
Date Purchased
9/30/2016
Price per Share
$100
Shares Purchased by the Portfolio
600.00
Total Principal Purchased by the Portfolio
$600,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Morgan Stanley & Co., Inc
Member
Co-Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
CBS Radio, Inc.
Date Purchased
10/7/2016
Price per Share
$100
Shares Purchased by the Portfolio
1475.00
Total Principal Purchased by the Portfolio
$1,475,000
% of Offering Purchased by the Portfolio
0.37%
Broker
Deutsche Bank Securities Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
AMC Entertainment Inc
Date Purchased
10/28/2016
Price per Share
$100
Shares Purchased by the Portfolio
450.00
Total Principal Purchased by the Portfolio
$450,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Citigroup Global Markets Inc.
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Conduent FIN / Xerox Bus
Date Purchased
11/22/2016
Price per Share
$100
Shares Purchased by the Portfolio
1390.00
Total Principal Purchased by the Portfolio
$1,390,000
% of Offering Purchased by the Portfolio
0.27%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Cheniere Corp Christi HD
Date Purchased
12/5/2016
Price per Share
$100
Shares Purchased by the Portfolio
575.00
Total Principal Purchased by the Portfolio
$575,000
% of Offering Purchased by the Portfolio
0.04%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
GTT Escrow Corp
Date Purchased
12/8/2016
Price per Share
$100
Shares Purchased by the Portfolio
400.00
Total Principal Purchased by the Portfolio
$400,000
% of Offering Purchased by the Portfolio
0.13%
Broker
Keybanc Capital Markets, Inc.
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Starwood Property Trust, Inc.
Date Purchased
12/9/2016
Price per Share
$100
Shares Purchased by the Portfolio
450.00
Total Principal Purchased by the Portfolio
$450,000
% of Offering Purchased by the Portfolio
0.06%
Broker
JPMorgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income
Fund
Security
Communications Sales & Leasing, Inc.
Date Purchased
12/12/2016
Price per Share
$100
Shares Purchased by the Portfolio
795.00
Total Principal Purchased by the Portfolio
$795,000
% of Offering Purchased by the Portfolio
0.20%
Broker
Citigroup Global Markets Inc.
Member
Joint Lead Manager